Exhibit 10.5







            AGREEMENT AND WAIVER TO THE 3 YEAR CREDIT AGREEMENT
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            AGREEMENT AND WAIVER TO THE 364 DAY CREDIT AGREEMENT
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AGREEMENT (this "Agreement"), dated as of July 27, 1995, among RJR NABISCO
HOLDINGS CORP., a Delaware corporation ("Holdings"), RJR NABISCO, INC., a Delaware corporation (the "Borrower"), and the lending institutions party to the 3 Year Credit Agreement and the 364 Day Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the 3 Year Credit Agreement referred to below.


                           W I T N E S S E T H :
                           - - - - - - - - - -


          WHEREAS, Holdings, the Borrower and various lending institutions (the "3 Year Banks") are parties to a Credit Agreement, dated as of April 28, 1995 (the "3 Year Credit Agreement"); and

          WHEREAS, Holdings, the Borrower and various lending institutions (the "364 Day Banks"; and together with the 3 Year Banks, the "Banks") are parties to a Credit Agreement, dated as of April 28, 1995 (the "364 Day Credit Agreement" and, together with the 3 Year Credit Agreement, the "Credit Agreements");

          WHEREAS, Holdings, the Borrower and the 3 Year Banks wish to enter into the agreements and waivers with respect to the 3 Year Credit Agreement as herein provided;

          WHEREAS, Holdings, the Borrower and the 364 Day Banks wish to enter into the agreements and waivers with respect to the 364 Day Credit Agreement as herein provided;


          NOW, THEREFORE, it is agreed:


I.  Agreement with Respect to the Credit Agreements
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          1.  Each of the Banks hereby agrees that the phrase "preferred stock" appearing in the definition of "Consolidated Cash Interest Expense" contained in Section 10 of the Credit Agreement to which it is a party does not include Holdings' Series A Conversion Preferred Stock, Series C Conversion Preferred Stock or ESOP Convertible Preferred Stock.

II.  Waiver with Respect to the Credit Agreements
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          1.  Each of the Banks hereby waives compliance by Holdings with the terms of Section 8.09 of each of the Credit Agreements to which it is a party for the Test Period ending June 30, 1995, provided that the waiver
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set forth in this Section II (1) shall cease to have full force and effect in the event that the ratio of (i) Adjusted Consolidated Debt to (ii) Adjusted Operating Income for the Test Period ended on June 30, 1995 shall be more than 2.62:1. Each of the Banks hereby further waives any Default or Event of Default under each of the Credit Agreements to which it is a party which may have occurred on or prior to the Agreement Date solely from Holdings' failure to comply with the requirements of Section 8.09 under each of the Credit Agreements to which it is a party for the Test Period ended June 30, 1995 without giving effect to the proviso contained in the immediately preceding sentence.

III.  Miscellaneous Provisions
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          1.  In order to induce the Banks to enter into this Agreement, each Credit Party hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of each Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the Agreement Date (as defined below), after giving effect to this Agreement.

          2. This Agreement is limited as specified and shall not constitute a modification, acceptance, agreement or waiver of any other provision of either Credit Agreement or any other Credit Document (as defined in each Credit Agreement).

          3. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Payments Administrator.

          4. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Agreement shall become effective on the date (the "Agreement Date") when (i) each of the Credit Parties, (ii) the 3 Year Banks constituting Required Banks under the 3 Year Credit Agreement and
(iii) and the 364 Day Banks constituting Required Banks under the 364 Day Credit Agreement, shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case, 1155 Avenue of the Americas, New York, New York 10036, Attention: Eric F. Leicht, Esq. (Facsimile No.:
(212) 354-8113). In addition, after transmitting its executed signature page as provided above, each of the Banks shall deliver executed hard copies of this Agreement to White & Case, 1155 Avenue of the Americas, New York, New York 10036, Attention: Eric F. Leicht, Esq.




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